As filed with the Securities and Exchange Commission on July  20 , 2006
Registration No. 333-133475

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 2
TO
FORM S-1

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

MIDDLE KINGDOM ALLIANCE CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	6770	20-4293876
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

333 Sandy Springs Circle, Suite 223
Atlanta, GA 30328
(404) 843-8585
(Address, Including Zip Code, and Telephone Number, Including
Area Code, of Registrant’s Principal Executive Offices)

David A. Rapaport, Esq.
General Counsel
333 Sandy Springs Circle, Suite 223
Atlanta, GA 30328
(404) 257-9150
Facsimile: (404) 257-9125
(Name, Address, Including Zip Code, and Telephone Number,
Including Area Code, of Agent for Service)

Copies to:

Ralph V. De Martino, Esq.	Joel D. Mayersohn, Esq.
Cozen O’Connor	Arnstein & Lehr, LLP
The Army & Navy Club Building	200 E. Las Olas Blvd., Suite 1700
1627 I Street, NW, Suite 1100	Fort Lauderdale, FL 33301
(202) 912-4800	(954) 713-7614
Facsimile: (202) 912-4830	Facsimile: (954) 713-7700

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the securities act of 1933 or until the registration statement shall become effective on such date as the commission, acting pursuant to said section 8(a), may determine.

Explanatory Note

This Amendment No. 2 is being filed solely for the purpose of filing exhibits to the Registration Statement on Form S-1 (File No. 333-133475) and no changes or additions are being made hereby to the preliminary prospectus which forms part of the Registration Statement or to Items 13, 14, 15, 16(b) or 17 of Part II of the Registration Statement. Accordingly, the preliminary prospectus and Items 13, 14, 15, 16(b) and 17 of Part II of the Registration Statement have been omitted from this filing.

PART II

Information Not Required in Prospectus

Item 16. Exhibits and Financial Statement Schedules.

(a) The following exhibits are filed as part of this Registration Statement:

EXHIBIT INDEX

Exhibit No.	Description

*1.1	Form of Underwriting Agreement
*1.2	Form of Selected Dealers Agreement
3.1	Form of Amended and Restated Certificate of Incorporation
3.2	By-laws (previously filed)
4.1	Specimen Series A Unit Certificate (previously filed)
4.2	Specimen Series B Unit Certificate (previously filed)
4.3	Specimen Common Stock Certificate (previously filed)
4.4	Specimen Class B Common Stock Certificate (previously filed)
4.5	Specimen Class A Warrant Certificate (previously filed)
4.6	Specimen Class B Warrant Certificate (previously filed)
*4.7	Form of Purchase Option to be granted to Representative
4.8	Form of Class A Warrant Agreement between Continental Stock Transfer and Trust Company and the Registrant
4.9	Form of Class B Warrant Agreement between Continental Stock Transfer and Trust Company and the Registrant
*5	Opinion of Cozen O’Connor
10.1	Form of Letter Agreement among the Registrant, Newbridge Securities, Corp., I-Bankers Securities, Inc. and the stockholders, officers and directors of the Registrant
10.2	Form of Investment Management Trust Agreement between Continental Stock Transfer and Trust Company and the Registrant
10.3	Form of Securities Escrow Agreement between the Registrant, Continental Stock Transfer and Trust Company and the Initial Stockholders
10.4	Form of Registration Rights Agreement among the Registrant and the Initial Stockholders
10.5	Form of Letter Agreement between Primus Capital LLC, Michael Marks, MTP Holdings LLC and Allan Lam and Registrant regarding administrative support
23.1	Consent of Weiser LLP (previously filed)
*23.2	Consent of Cozen O’Connor (included in Exhibit 5)
24	Power of Attorney (included on signature page of this Registration Statement) (previously filed)

*	To be filed by amendment

II-1

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 20th day of July, 2006.

MIDDLE KINGDOM ALLIANCE CORP.

By:	*
Name: Bernard J. Tanenbaum III
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

*		Chairman of the Board of Directors	July 20, 2006
Anthony Ng

*		Chief Executive Officer and Director (Principal Executive Officer)	July 20, 2006
Bernard J. Tanenbaum III

*		President and Director	July 20, 2006
Michael Marks

*		Executive Vice President and Director	July 20, 2006
Alex Chun Yao

/s/ David A. Rapaport		Secretary, General Counsel and Director	July 20, 2006
David A. Rapaport

*		Executive Vice President and Director	July 20, 2006
Allan Shu Cheuk Lam

*		Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 20, 2006
Fred A. Brasch

* By:	/s/ David A. Rapaport
David A. Rapaport Attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Description

*1.1	Form of Underwriting Agreement
*1.2	Form of Selected Dealers Agreement
3.1	Form of Amended and Restated Certificate of Incorporation
3.2	By-laws (previously filed)
4.1	Specimen Series A Unit Certificate (previously filed)
4.2	Specimen Series B Unit Certificate (previously filed)
4.3	Specimen Common Stock Certificate (previously filed)
4.4	Specimen Class B Common Stock Certificate (previously filed)
4.5	Specimen Class A Warrant Certificate (previously filed)
4.6	Specimen Class B Warrant Certificate (previously filed)
*4.7	Form of Purchase Option to be granted to Representative
4.8	Form of Class A Warrant Agreement between Continental Stock Transfer and Trust Company and the Registrant
4.9	Form of Class B Warrant Agreement between Continental Stock Transfer and Trust Company and the Registrant
*5	Opinion of Cozen O’Connor
10.1	Form of Letter Agreement among the Registrant, Newbridge Securities, Corp., I-Bankers Securities, Inc. and the stockholders, officers and directors of the Registrant
10.2	Form of Investment Management Trust Agreement between Continental Stock Transfer and Trust Company and the Registrant
10.3	Form of Securities Escrow Agreement between the Registrant, Continental Stock Transfer and Trust Company and the Initial Stockholders
10.4	Form of Registration Rights Agreement among the Registrant and the Initial Stockholders
10.5	Form of Letter Agreement between Primus Capital LLC, Michael Marks, MTP Holdings LLC and Allan Lam and Registrant regarding administrative support
23.1	Consent of Weiser LLP (previously filed)
*23.2	Consent of Cozen O’Connor (included in Exhibit 5)
24	Power of Attorney (included on signature page of this Registration Statement) (previously filed)

*	To be filed by amendment